UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 11, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-22011                  86-0760991
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


 2575 East Camelback Road, Ste. 450, Phoenix, AZ                     85016
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    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER INFORMATION


     On May 11, 2007, the Company received from its agent for service of process in Nevada copies of a summons by Asia Pacific Investment Holdings Limited and a Notice of Motion seeking an order from the Supreme Court of the State of New York, County of New York granting summary judgment arising from a default by the Company of a Convertible Promissory Note dated April 17, 2006 in the principal amount of $1,500,000. The affidavit which accompanied the Notice stated that the maturity date of the Note has been accelerated as a result of the failure to pay required quarterly installments of interest and that accrued but unpaid interest of as of May 4, 2007 was $265,300.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: May 17, 2007

                                    SYNOVICS PHARMACEUTICALS, INC.

                                    By:    /s/ RONALD H. LANE
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                                    Name:  Ronald H. Lane, Ph.D.
                                    Title: President and Chief Executive Officer